SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 30, 2000

                       THE FIRST NATIONAL BANK OF ATLANTA
                    (Exact name of Registrant as specified in its charter) (Originator of the Wachovia
                            Credit Card Master Trust)

    United States                   33-95714                        22-2716130
    United States                   33-99442-01                     22-2716130
    -------------                   -----------             ------------------
   (State or other                 (Commission                 (I.R.S. Employer
   Jurisdiction of                File Number)               Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

Item 5.  Other Events

The Registrant hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

          See Index to Exhibits immediately following signatures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



               Dated: July 27, 2000              By:  Donald K. Truslow
                                                 Title:  Comptroller


                                INDEX TO EXHIBITS

  Exhibit
  Number                                         Exhibit
  ------                                         -------

   28.1     Series 1995-1 Monthly Servicing Certificate - June 30, 2000
   28.2     Monthly Series 1995-1 Certificateholders' Statement - June 30, 2000
   28.3     Series 1999-1 Monthly Servicing Certificate - June 30, 2000
   28.4     Monthly Series 1999-1 Certificateholders' Statement - June 30, 2000
   28.5     Series 1999-2 Monthly Servicing Certificate - June 30, 2000
   28.6     Monthly Series 1999-2 Certificateholders' Statement - June 30, 2000